SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS:

                                -----------------

                              DWS Target 2013 Fund

                              DWS Target 2014 Fund

For DWS Target 2013 Fund, the following information replaces similar disclosure in "The Fund's Main Investment Strategy" section of the fund's prospectus:

The fund seeks to provide a guaranteed return of investment on February 15, 2013 ("the Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

For DWS Target 2014 Fund, the following information replaces similar disclosure in "The Fund's Main Investment Strategy" section of the fund's prospectus:

The fund seeks to provide a guaranteed return of investment on November 15, 2014 ("the Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.











               Please Retain This Supplement for Future Reference



                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 10, 2008
TARGET-MDC